Exhibit 1.1
Execution Version
16,000,000
LINN ENERGY, LLC
Units Representing Limited Liability Company Interests
UNDERWRITING AGREEMENT
February 28, 2011
Citigroup Global Markets Inc.
Barclays Capital Inc.
RBC Capital Markets, LLC
UBS Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Credit Suisse Securities (USA) LLC
Raymond James & Associates, Inc.
Wells Fargo Securities, LLC
As Representatives of the several
  Underwriters named in Schedule 1 attached hereto,
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Ladies and Gentlemen:
          Linn Energy, LLC, a Delaware limited liability company (the “Company”), proposes to sell 16,000,000 (the “Firm Units”) of the Company’s units representing limited liability company interests (the “Units”) to the several underwriters (the “Underwriters”) named in Schedule 1 attached to this agreement (this “Agreement”), for whom you are acting as the representatives (the “Representatives”). In addition, the Company proposes to grant to the Underwriters an option to purchase up to 2,400,000 additional Units on the terms set forth in Section 2 (the “Option Units”). The Firm Units and the Option Units, if purchased, are hereinafter collectively called the “Offered Units.” This is to confirm the agreement concerning the purchase of the Offered Units from the Company by the Underwriters.
          1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:
     (a) A registration statement on Form S-3 relating to the Offered Units (i) has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) has been filed with the Commission under the Securities Act; and (iii) is effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered by the Company to you as the Representatives of the Underwriters. As used in this Agreement:

     (i) “Applicable Time” means 7:35 p.m. (New York City time) on the date of this Agreement;
     (ii) “Effective Date” means any date as of which any part of such registration statement relating to the Offered Units became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;
     (iii) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Offered Units;
     (iv) “Preliminary Prospectus” means any preliminary prospectus relating to the Offered Units included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including any preliminary prospectus supplement thereto relating to the Offered Units;
     (v) “Pricing Disclosure Package” means the most recent Preliminary Prospectus, together with each Issuer Free Writing Prospectus filed or used by the Company on or before the Applicable Time and identified on Schedule 2 attached to this Agreement and the information set forth on Schedule 3 attached to this Agreement;
     (vi) “Prospectus” means the final prospectus relating to the Offered Units, including any prospectus supplement thereto relating to the Offered Units, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and
     (vii) “Registration Statement” means, collectively, the various parts of such registration statement, each as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.
Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) of the Rules and Regulations prior to the filing of the Prospectus pursuant to Rule 424(b). Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any Annual Report on Form 10-K filed with the

Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or threatened by the Commission. The Commission has not notified the Company of any objection to the use of the Registration Statement.
     (b) The Company has been since the time of the initial filing of the Registration Statement and continues to be a “well-known seasoned issuer” (as defined in Rule 405 of the Rules and Regulations) eligible to use Form S-3 for the offering of the Offered Units, including not having been an “ineligible issuer” (as defined in Rule 405) at any such time or date. The Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405) and was filed not earlier than the date that is three years prior to the applicable Delivery Date (as defined in Section 4).
     (c) The Registration Statement conformed and will conform in all material respects on the Effective Date and on the applicable Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and on the applicable Delivery Date to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference in the most recent Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.
     (d) The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).
     (e) The Prospectus will not, as of its date and on the applicable Delivery Date, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

     (f) The documents incorporated by reference in the Pricing Disclosure Package or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (g) The Pricing Disclosure Package did not, as of the Applicable Time, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).
     (h) Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433 of the Rules and Regulations), when considered together with the Pricing Disclosure Package, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).
     (i) Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Company has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Company has not made any offer relating to the Offered Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives. The Company has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations.
     (j) Each of the Company and its subsidiaries (as defined in Section 17) listed on Schedule 4 attached to this Agreement (the “Subsidiaries”) has been duly organized, is validly existing and in good standing as a corporation or other business entity under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing as a foreign corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, stockholders’ or members’ equity or business of the Company and its Subsidiaries taken as a whole (a “Material Adverse Effect”). Except as disclosed in the Pricing Disclosure Package and the

Prospectus, each of the Company and its Subsidiaries has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the Subsidiaries. None of the Subsidiaries of the Company (other than Linn Energy Holdings, LLC, Mid-Continent Holdings II, LLC and Mid-Continent II, LLC) is a “significant subsidiary” (as defined in Rule 405 of the Rules and Regulations).
     (k) The Company has an authorized capitalization as set forth in each of the Pricing Disclosure Package and the Prospectus, and all of the Units have been duly authorized and validly issued and are fully paid (to the extent required under the Company’s limited liability company agreement) and non-assessable (except as such nonassessability may be affected by Section 18-607 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”)) in accordance with the certificate of formation and limited liability company agreement of the Company, conform to the description thereof contained in the Pricing Disclosure Package and the Prospectus and were issued in compliance with federal and state securities laws and not in violation of any preemptive right, resale right, right of first refusal or similar right.
     (l) The Company owns 100% of the equity interests of each of the Subsidiaries. Such interests have been duly authorized and validly issued and are fully paid (to the extent required under the certificate of formation and limited liability company agreement or certificate of incorporation and bylaws, as applicable) and non-assessable (except as such non-assessability may be affected by Section 18-607 of the Delaware LLC Act or Sections 18-2030 and 18-2031 of the Oklahoma Limited Liability Company Act, as applicable); and the Company owns all such interests free and clear of all liens, encumbrances, security interests, charges and other adverse claims (other than contractual restrictions on transfer contained in (i) the applicable constituent documents, (ii) the Indenture, dated as of June 27, 2008, among the Company, Linn Energy Finance Corp., the subsidiary guarantors named therein and U.S. Bank National Association, as trustee (as supplemented, the “2008 Indenture”), (iii) the Indenture, dated as of May 18, 2009, among the Company, Linn Energy Finance Corp., the subsidiary guarantors named therein and U.S. Bank National Association, as trustee (as supplemented, the “2009 Indenture”), (iv) the Indenture, dated as of April 6, 2010, among the Company, Linn Energy Finance Corp., the subsidiary guarantors named therein and U.S. Bank National Association, as trustee (as supplemented, the “April 2010 Indenture”), or (v) the Indenture, dated as of September 13, 2010, among the Company, Linn Energy Finance Corp., the subsidiary guarantors named therein and U.S. Bank National Association, as trustee (as supplemented, the “September 2010 Indenture”)), except for liens created under or pursuant to the Fourth Amended and Restated Credit Agreement dated as of April 28, 2009 among the Company, as borrower, BNP Paribas, as administrative agent, and the lenders and agents party thereto (as amended or modified from time to time, the “Bank Credit Facility” and, collectively with the 2008 Indenture, the 2009 Indenture, the April 2010 Indenture and the September 2010 Indenture, the “Debt Instruments”), and other liens permitted under the Bank Credit Facility.

     (m) The Offered Units to be issued and sold by the Company to the Underwriters hereunder have been duly authorized and, upon payment therefor and delivery thereof in accordance with this Agreement, will be validly issued, fully paid (to the extent required under the Company’s limited liability company agreement) and non-assessable (except as such non-assessability may be affected by Section 18-607 of the Delaware LLC Act), will conform to the description thereof contained in the most recent Preliminary Prospectus, will be issued in compliance with federal and state securities laws and will be free of statutory and contractual preemptive rights, rights of first refusal and similar rights.
     (n) The Company has full right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company.
     (o) The execution, delivery and performance of this Agreement by the Company, the consummation of the transactions contemplated hereby and the application of the proceeds from the sale of the Offered Units as described under “Use of Proceeds” in the Pricing Disclosure Package and the Prospectus will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company and its Subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject; (ii) result in any violation of the provisions of the limited liability company agreement, charter or by-laws (or similar organizational documents) of the Company or any of its Subsidiaries; or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets, except (in the case of clauses (i) and (iii) above) as could not reasonably be expected to have a Material Adverse Effect.
     (p) No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets is required for the execution, delivery and performance of this Agreement by the Company, the consummation of the transactions contemplated hereby, the application of the proceeds from the sale of the Offered Units as described under “Use of Proceeds” in the Pricing Disclosure Package and the Prospectus, except for (i) the registration of the Offered Units under the Securities Act, (ii) such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, (iii) such consents as may be required under the State securities or Blue Sky laws, (iv) such consents that have been, or prior to the Initial Delivery Date will be, obtained or (v) as disclosed in the Pricing Disclosure Package.
     (q) Except as described in the Pricing Disclosure Package, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.
     (r) The Company has not sold or issued any securities that would be integrated with the offering of the Offered Units contemplated by this Agreement pursuant to the Securities Act, the Rules and Regulations or the interpretations thereof by the Commission.
     (s) Except as described in the Pricing Disclosure Package, neither the Company nor any of its Subsidiaries has sustained, since the date of the latest audited financial statements included in the Pricing Disclosure Package, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and since such date, there has not been any change in the members’ equity or long-term debt of the Company or any of its Subsidiaries, taken as a whole, or any adverse change or development in or affecting the condition (financial or otherwise), results of operations, members’ equity, business or prospects of the Company and its Subsidiaries taken as a whole, in each case except as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (t) Since the date as of which information is given in the Pricing Disclosure Package and except as may otherwise be described in the Pricing Disclosure Package, the Company has not (i) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business or (ii) entered into any material transaction not in the ordinary course of business.
     (u) The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Pricing Disclosure Package and the Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and, except as disclosed therein, have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved.
     (v) KPMG LLP, who has audited certain financial statements of the Company and its consolidated subsidiaries, whose report with respect to the Company and its Subsidiaries is included in the Pricing Disclosure Package and the Prospectus and who has delivered the initial letter referred to in Section 7(h), is an independent registered public accounting firm as required by the Exchange Act, the Securities Act and the rules and regulations of the Commission promulgated thereunder and the Public Company Accounting Oversight Board.

     (w) DeGolyer and MacNaughton, who issued a report with respect to the Company’s oil and natural gas reserves at December 31, 2010 and who has delivered the letter referred to in Section 7(j) hereof, was, as of the date of such report, and is, as of the date hereof, an independent petroleum engineer with respect to the Company.
     (x) The information underlying the estimates of reserves of the Company included in the Pricing Disclosure Package and the Prospectus, including, without limitation, production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects on the dates such estimates were made and such information was supplied and was prepared in accordance with customary industry practices; other than normal production of the reserves, intervening market commodity price fluctuations, fluctuations in demand for such products, adverse weather conditions, unavailability or increased costs of rigs, equipment, supplies or personnel, the timing of third party operations and other factors, in each case as described in the Pricing Disclosure Package and the Prospectus, the Company is not aware of any facts or circumstances that would result in a material adverse change in the aggregate net reserves, or the present value of future net cash flows therefrom, as described in the Pricing Disclosure Package and the Prospectus; estimates of such reserves and present values as described in the Pricing Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of Regulation S-X and Subpart 1200 of Regulation S-K under the Securities Act.
     (y) The pro forma reserve information included in the Pricing Disclosure Package and the Prospectus includes assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical reserve information of the Company included or incorporated by reference in the Pricing Disclosure Package and the Prospectus.
     (z) The statistical and market-related data under the captions “Summary,” “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Pricing Disclosure Package and the Prospectus and the consolidated financial statements of the Company and its Subsidiaries included in the Pricing Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.
     (aa) Neither the Company nor any of its Subsidiaries is, and as of the applicable Delivery Date, after giving effect to the offer and sale of the Offered Units and the application of the proceeds therefrom as described under “Use of Proceeds” in the Pricing Disclosure Package and the Prospectus, none of them will be, an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder.

     (bb) Except as described in the Pricing Disclosure Package, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property or assets of the Company or any of its Subsidiaries is the subject or threatened against the Company or any of the Subsidiaries before any court or administrative agency or otherwise which, if determined adversely to the Company or any of its Subsidiaries, that could, in the aggregate, reasonably be expected to have a Material Adverse Effect or a material adverse effect on the Company’s performance of this Agreement or the consummation of any transaction contemplated by this Agreement or any other material transaction contemplated by the Pricing Disclosure Package and the Prospectus; and to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.
     (cc) The Company’s Definitive Proxy Statement on Schedule 14A filed March 16, 2010 describes all relationships, direct or indirect, between or among the Company or any of its Subsidiaries, on the one hand, and the directors, officers, unitholders, customers or suppliers of the Company or any of its Subsidiaries, on the other hand, that would be required by the Securities Act to be described in a registration statement on Form S-3; provided that, with respect to the Underwriters, such disclosure is supplemented by the information presented under “Underwriting” in the most recent Preliminary Prospectus.
     (dd) Except as described in the Pricing Disclosure Package, no labor disturbance by the employees of the Company or its Subsidiaries exists or, to the knowledge of the Company, is imminent that could reasonably be expected to have a Material Adverse Effect.
     (ee) (i) There exists no “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) that is subject to Title IV of ERISA or Section 412 of the Internal Revenue Code of 1986, as amended (the “Code”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Code) may have any liability; and (ii) each plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification, except where failure to be so qualified would not be reasonably likely to result in a Material Adverse Effect. Neither the Company nor any member of its Controlled Group has any withdrawal or other liability to any “multiemployer plan,” within the meaning of Section 4001(c)(3) of ERISA.
     (ff) The Company and each of its Subsidiaries have filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid or made provision for the payment of all taxes due thereon, except (i) those taxes that are not reasonably likely to result in a Material Adverse Effect, (ii) those taxes, assessments or other charges that are being contested in good faith, if such taxes, assessments, or other charges are adequately reserved for or (iii) as described in the Pricing Disclosure Package and the Prospectus; and no tax deficiency has been determined adversely to the Company or any of its Subsidiaries, nor does the Company have any knowledge of any tax deficiencies, in either case, that could, in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (gg) Neither the Company nor any of its Subsidiaries is in violation of its charter or by-laws (or similar organizational documents); neither the Company nor any of its Subsidiaries (i) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (ii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (i) and (ii), to the extent any such violation or default could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (hh) The Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, except where failure to be in compliance would not reasonably be expected to result in a Material Adverse Effect.
     (ii) The Company and its Subsidiaries maintain a system of internal accounting controls and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (jj) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its Subsidiaries, required to be disclosed in the Company’s reports under the Exchange Act, is made known to the principal executive officer and the principal financial officer of the Company by others within the Company, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, and (ii) as of the evaluation date with respect to the most recent report requiring certification under Rule 13a-14 under the Exchange Act filed with the Commission, such disclosure controls and procedures were effective in all material respects to perform the functions for which they were established.
     (kk) The Company and its Subsidiaries have such permits, licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the Pricing Disclosure

Package and the Prospectus, subject to such qualifications as may be set forth in the Pricing Disclosure Package and the Prospectus and except for any of the foregoing that could not, in the aggregate, reasonably be expected to have a Material Adverse Effect or as described in the Pricing Disclosure Package; each of the Company and its Subsidiaries has fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that could not reasonably be expected to have a Material Adverse Effect or as described in the Pricing Disclosure Package.
     (ll) Except as described in the Pricing Disclosure Package and the Prospectus and except as would not in the aggregate reasonably be expected to have a Material Adverse Effect, (i) neither the Company nor any of its Subsidiaries has received any notice that has not been resolved alleging that it is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, pertaining to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations pertaining to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings under any Environmental Law against the Company or any of its Subsidiaries, and (iv) to the knowledge of the Company, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries pertaining to Hazardous Materials or under any Environmental Laws.
     (mm) The Company has not taken and will not take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Units.
     (nn) The Company and its Subsidiaries have good and marketable title to all real property and to all personal property described in the Pricing Disclosure Package and the Prospectus as being owned by them and valid, legal and defensible title to the interests in oil and gas properties underlying the estimates of the Company’s proved reserves described in the most recent Preliminary Prospectus, in each case free and clear of all liens, encumbrances and defects except (i) such as are described in the most recent

Preliminary Prospectus, (ii) such as arise in connection with the Bank Credit Facility, (iii) such as do not (individually or in the aggregate) materially interfere with the use made or proposed to be made of such property by the Company and its Subsidiaries or (iv) such as are not (individually or in the aggregate) reasonably likely to result in a Material Adverse Effect; any real property and buildings held under lease or sublease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as (i) do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries or (ii) are not (individually or in the aggregate) reasonably likely to result in a Material Adverse Effect; and the working interests derived from oil, gas and mineral leases or mineral interests which constitute a portion of the real property held or leased by the Company and its Subsidiaries reflect in all material respects the right of the Company and its Subsidiaries to explore, develop or produce hydrocarbons from such real property, and the care taken by the Company and its Subsidiaries with respect to acquiring or otherwise procuring such leases or mineral interests was generally consistent with standard industry practices in the areas in which the Company and its Subsidiaries operate for acquiring or procuring leases and interests therein to explore, develop or produce hydrocarbons.
     (oo) The Company and its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of their business and the value of their properties and as is reasonably customary for companies engaged in similar businesses in similar industries; and none of the Company or any of its Subsidiaries has received notice that cancellation of any insurance is pending or effective.
     (pp) No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Debt Instruments or the Pricing Disclosure Package and the Prospectus.
     (qq) There are no legal or governmental proceedings, contracts or other documents (including, without limitation, any voting agreement) that are required to be described in the Registration Statement, the Prospectus or the Pricing Disclosure Package or to be filed as exhibits to the Registration Statement that are not described or filed as required.
     (rr) The information contained in the Registration Statement and the Prospectus that constitutes “forward-looking” information within the meaning of the Securities Act and the Exchange Act was made by the Company on a reasonable basis at the time such information was provided therein.
     (ss) Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
     (tt) The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened, except, in each case, as would not reasonably be expected to have a Material Adverse Effect.
     (uu) Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
     (vv) The Offered Units are qualified for listing, subject to official notice of issuance, on The NASDAQ Global Select Market.
          Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Offered Units shall be deemed a representation and warranty by the Company, as to matters covered thereby (and is subject to the limitations therein, if any), to each Underwriter.
          2. Purchase of the Offered Units by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 16,000,000 Firm Units to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of the Firm Units set forth opposite that Underwriter’s name in Schedule 1 hereto. The respective purchase obligations of the Underwriters with respect to the Firm Units shall be rounded among the Underwriters to avoid fractional units, as the Representatives may determine.
          In addition, the Company grants to the Underwriters an option to purchase up to 2,400,000 Option Units. Such option is exercisable in the event that the Underwriters sell more

Units than the number of Firm Units in the offering and as set forth in Section 4 hereof. Each Underwriter agrees, severally and not jointly, to purchase the number of Option Units (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Option Units to be sold on such Delivery Date as the number of Firm Units set forth in Schedule 1 hereto opposite the name of such Underwriter bears to the total number of Firm Units.
          The price of both the Firm Units and any Option Units purchased by the Underwriters shall be $37.2480 per unit.
          The Company shall not be obligated to deliver any of the Firm Units or Option Units to be delivered on the applicable Delivery Date, except upon payment for all such Offered Units to be purchased on such Delivery Date as provided herein.
          3. Offering of Offered Units by the Underwriters. Upon authorization by the Representatives of the release of the Firm Units, the several Underwriters propose to offer the Firm Units for sale upon the terms and conditions to be set forth in the Prospectus. To the extent, if at all, that any Option Units are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms.
          4. Delivery of and Payment for the Offered Units. Delivery of and payment for the Firm Units shall be made at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement, or at such other date or place as shall be determined by agreement between the Representatives and the Company, at the offices of Latham & Watkins LLP, 717 Texas Ave., Suite 1600, Houston, Texas 77002. This date and time are sometimes referred to as the “Initial Delivery Date.” Delivery of the Firm Units shall be made to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives to or upon the order of the Company of the purchase price by wire transfer in immediately available funds to the accounts specified by the Company. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Company shall deliver the Firm Units through the facilities of the Depository Trust Company (the “DTC”) unless the Representatives shall otherwise instruct.
          The option granted in Section 2 will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to the Company by the Representatives; provided that if such date falls on a day that is not a business day, the options granted in Section 2 will expire on the next succeeding business day. Such notice shall set forth the aggregate number of Option Units as to which the option is being exercised, the names in which the Option Units are to be registered, the denominations in which the Option Units are to be issued and the date and time, as determined by the Representatives, when the Option Units are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date nor earlier than the third business day after the date on which the option shall have been exercised (unless such notice shall have been delivered to the Company prior to the Initial Delivery Date, in which case such Option Units shall be delivered to the Representatives on the Initial Delivery Date) nor later than the tenth business day after the date on which the option shall have been exercised. Each date and time the Option Units are delivered is sometimes referred to as an “Option Units Delivery Date,” and the Initial Delivery Date and any Option Units Delivery Date are sometimes each referred to as a “Delivery Date.”
          Delivery of the Option Units by the Company and payment for the Option Units by the several Underwriters through the Representatives shall be made at 10:00 A.M., New York City time, on the date specified in the corresponding notice described in the preceding paragraph or at such other date or place as shall be determined by agreement between the Representatives and the Company. On the Option Units Delivery Date, the Company shall deliver or cause to be delivered the Option Units to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives of the purchase price by wire transfer in immediately available funds to the accounts specified by the Company. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Company shall deliver the Option Units through the facilities of the DTC unless the Representatives shall otherwise instruct.
          5. Further Agreements of the Company and the Underwriters. (a) The Company agrees:
     (i) Until the completion of the distribution of the Offered Units, prior to amending or supplementing the Prospectus, to furnish to the Representatives for review a copy of each such proposed amendment or supplement, and the Company shall not use any such proposed amendment or supplement to which the Representatives reasonably object (for the avoidance of doubt, this provision shall not apply to any periodic or current report required to be filed by the Company under the Exchange Act with respect to matters unrelated to the Offered Units). Before making, preparing, using, authorizing, approving or distributing any Issuer Free Writing Prospectus, the Company will furnish to the Representatives a copy of such written communication for review and will not make, prepare, use, authorize, approve or distribute any such written communication to which the Representatives reasonably object, unless required by law. Any such Issuer Free Writing Prospectus in addition to any road show slides relating to the offering of the Offered Units, the use of which has been consented to by the Representatives at or prior to the date hereof, is listed on Schedule 2 attached hereto.
     (ii) To advise the Representatives promptly (A) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of the Registration Statement, the Pricing Disclosure Package or the Prospectus or the initiation or threatening of any proceeding for that purpose; (B) of the occurrence of any event at any time prior to the completion of the distribution of the Offered Units as a result of which the Registration Statement, the Pricing Disclosure Package or the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (C) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Offered Units for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its respective reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of the Registration Statement, the Pricing Disclosure Package or the Prospectus or suspending any such qualification of the Offered Units and, if any such order is issued, will use its reasonable best efforts to obtain as soon as possible the withdrawal thereof.
     (iii) If, prior to the completion of the distribution of the Offered Units, any event shall occur or condition exist as a result of which, in the judgment of any of the Company or in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances under which they are made, not misleading or it is otherwise necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to promptly (A) notify the Representatives of any such event, if applicable, (B) subject to Section 5(a)(i) above, prepare an amendment or supplement that corrects any such statement or omission or effects such compliance with law and (C) supply a reasonable number of copies of any such amended or supplemented Prospectus to the Representatives and counsel for the Underwriters without charge.
     (iv) To furnish the Representatives, without charge, as many copies of the Registration Statement, the Pricing Disclosure Package, the Prospectus, any amendments and supplements thereto and any documents incorporated by reference therein as they shall have reasonably requested.
     (v) To cooperate with the Representatives and counsel for the Underwriters to qualify or register (or to obtain exemptions from qualifying or registering) all or any part of the Offered Units for offer and sale under the securities laws of the several states of the United States and any other jurisdictions reasonably designated by the Representatives, to comply with such laws and to continue such qualifications, registrations and exemptions in effect for so long as required for the distribution of the Offered Units; provided, however, that the Company shall not be required to qualify as a foreign limited liability company or to take any other action that would subject it to general service of process in any jurisdiction (except service of process with respect to the offering and sale of the Offered Units) where it is not presently qualified or where it would be subject to taxation as a foreign limited liability company. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the

Offered Units for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its reasonable best efforts to obtain the withdrawal thereof at the earliest possible moment.
     (vi) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Offered Units for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Offered Units; provided that in connection therewith the Company shall not be required to (A) qualify as a foreign entity in any jurisdiction in which it would not otherwise be required to so qualify, (B) file a general consent to service of process in any such jurisdiction or (C) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.
     (vii) During the period of 45 days from the date hereof, without the prior written consent of Citigroup Global Markets Inc., on behalf of the Underwriters, not to directly or indirectly, (A) issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, pledge or otherwise dispose of (or enter into any transaction or duties which is designed to, or could be expected to, result in the disposition by any person at any time in the future) any Units or securities convertible into or exchangeable for Units, or sell or grant options, rights or warrants with respect to any Units or securities convertible into or exchangeable for Units, (B) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Units, (C) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any Units or securities convertible, exercisable or exchangeable into Units or any other securities of the Company or (D) publicly disclose the intention to do any of the foregoing; provided that this provision will not apply to the sale of the Offered Units to the Underwriters pursuant to this Agreement, to vesting of restricted units or net exercises of options to purchase Units and withholding of Units to pay income taxes upon the vesting of restricted Units under the Company’s long-term incentive plan, or to the Company’s awarding restricted units and options to purchase its Units or issuing Units upon the exercise of Unit options pursuant to the Company’s long-term incentive plan as described in the most recent Preliminary Prospectus and the Prospectus.
     (viii) To apply the net proceeds from the sale of the Offered Units as set forth in the Pricing Disclosure Package and the Prospectus.

     (ix) To not, and to use its reasonable best efforts to cause its affiliates not to, (i) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Units or to facilitate the sale of the Offered Units and (ii) take any action prohibited by Regulation M under the Exchange Act.
     (x) To use its commercially reasonable efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the applicable Delivery Date to satisfy all conditions precedent to the delivery of the Offered Units.
     (xi) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Delivery Date except as provided herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Offered Units;
     (xii) To pay the applicable Commission filing fees relating to the Offered Units within the time required by Rule 456(b)(1) without regard to the proviso therein;
     (xiii) To comply with all applicable requirements of Rule 433 with respect to any Issuer Free Writing Prospectus; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.
     (xiv) As soon as practicable after the Effective Date, to make generally available to the Company’s security holders and to deliver to the Representatives an earnings statement of the Company and its Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations;
     (xv) To cause each officer and director of the Company to furnish to the Representatives, a letter or letters, substantially in the form of Exhibit A hereto (the “Lock-Up Agreements”), on or before the date of this Agreement.
          (b) Each Underwriter (i) represents and agrees that it has not made and, without the prior consent of the Company and the Representatives, it will not make, any offer relating to the Offered Units that would constitute an Issuer Free Writing Prospectus and (ii) severally agrees that such Underwriter shall not include any “issuer information” (as defined in Rule 433) in any “free writing prospectus” (as defined in Rule 405) used or referred to by such Underwriter without the prior consent of the Company (any such issuer information with respect to whose use the Company has given its consent, “Permitted Issuer Information”); provided that (in the case of clause (ii) above) (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Company with the Commission prior to the use of such free writing prospectus, and (ii) “issuer information,” as used in this Section 5(b), shall not be deemed to include information prepared by or on behalf of such Underwriter on the basis of or derived from issuer information.
          6. Expenses. The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Offered Units and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Offered Units; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (d) the production and distribution of this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Offered Units; (e) the listing of the Offered Units on The NASDAQ Global Select Market; (f) the qualification of the Offered Units under the securities laws of the several jurisdictions as provided in Section 5(a)(v); (g) the investor presentations on any “road show” undertaken in connection with the marketing of the Offered Units, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and such consultants and one-half the cost of any aircraft chartered in connection with the road show; (h) the preparation, printing and distribution of one or more versions of the Preliminary Prospectus and the Prospectus for distribution in Canada, often in the form of a Canadian “wrapper”; (i) the filing fees incident to securing any required review by the Financial Industry Regulatory Authority, Inc. of the terms of the sale of the Offered Units; and (j) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section 6 and in Section 11, the Underwriters shall pay their own costs and expenses, including (i) the fees and expenses of their counsel, (ii) the “road show” expenses of the Underwriters and (iii) the expenses of advertising any offering of the Offered Units made by the Underwriters.
          7. Conditions of Underwriters’ Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder and to each of the following additional terms and conditions:
     (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a)(xi); the Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with; and the Commission shall not have notified the Company of any objection to the use of the form of the Registration Statement.
     (b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of a fact that, in the opinion of counsel for the Underwriters, is material or omits to state a fact that, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading.
     (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Offered Units, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

     (d) Baker Botts L.L.P. shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B.
     (e) GableGotwals shall have furnished to the Representatives its written opinion, as special Oklahoma counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit C.
     (f) Charlene Ripley, General Counsel of the Company, shall have furnished to the Representatives her written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit D.
     (g) The Representatives shall have received from Latham & Watkins LLP, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Offered Units, the Registration Statement, the Pricing Disclosure Package and the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.
     (h) At the time of execution of this Agreement, the Representatives shall have received from KPMG LLP a letter, in form and substance reasonably satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent registered public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.
     (i) With respect to the letter of KPMG LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the “initial letter”), the Company shall have furnished to the Representatives a letter (the “bring-down letter”) of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent registered public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.
     (j) At the time of execution of this Agreement, the Representatives shall have received from DeGolyer and MacNaughton an initial letter (the “initial expert letter”), in form and substance reasonably satisfactory to the Representatives, addressed to the Representatives and dated the date hereof, and a subsequent letter dated as of the applicable Delivery Date, which such letter shall cover the period from any initial expert letter to the applicable Delivery Date, covering certain matters relating to information about the reserves of the Company presented in the Pricing Disclosure Package and the Prospectus.
     (k) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, of its Chief Executive Officer and its Chief Financial Officer stating that each of them severally represents that:
     (i) The representations, warranties and agreements of the Company in Section 1 are true and correct on and as of such Delivery Date, and the Company has complied with all its agreements contained herein in all material respects and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date;
     (ii) No stop order suspending the effectiveness of the Registration Statement has been issued; no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened; and the Commission has not notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto;
     (iii) Such officer has carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in such officer’s opinion, (A)(1) the Registration Statement, as of the most recent Effective Date, (2) the Prospectus, as of its date and on the applicable Delivery Date, and (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and (B) since the most recent Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth; and
     (iv) Since the respective dates as of which information is given in the Pricing Disclosure Package and the Prospectus, there has not been any development that resulted in a Material Adverse Effect or any development that could reasonably be expected to result in a Material Adverse Effect, whether or not arising in the ordinary course of business.

     (l) Except as described in the Pricing Disclosure Package, neither the Company nor any of its Subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and since such date, and there shall not have been any change in the capitalization or long-term debt of the Company or any of its Subsidiaries or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, members’ equity, properties, management, business or prospects of the Company and its Subsidiaries taken as a whole, in each case except as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the NYSE Amex Equities, the Nasdaq Stock Market or in the over-the-counter market shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) trading in any securities of the Company on any exchange or in the over-the-counter market shall have been suspended or materially limited, (iii) a banking moratorium shall have been declared by federal or state authorities, (iv) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (v) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Offered Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.
     (n) The Company shall have furnished the Representatives and counsel to the Underwriters with such other certificates, opinions or other documents as they may have reasonably requested.
     (o) Proper notifications regarding the listing of the Offered Units shall have been submitted to The Nasdaq Stock Market.
     (p) The Lock-Up Agreements described in Section 5(a)(xv), delivered to the Representatives on or before the date of this Agreement, shall be in full force and effect on such Delivery Date.
          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to counsel for the Underwriters.

          8. Indemnification and Contribution.
     (a) The Company shall indemnify and hold harmless each Underwriter, its directors, officers, employees, each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, each affiliate of any Underwriter within the meaning of Rule 405 of the Rules and Regulations and each agent of any Underwriter from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Offered Units), to which that Underwriter, director, officer, employee, controlling person, affiliate or any agent of any Underwriter may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto or (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405) used or referred to by any Underwriter, (D) any “road show” (as defined in Rule 433) not constituting an Issuer Free Writing Prospectus (a “Non-Prospectus Road Show”) or (E) any Blue Sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company for use therein) specifically for the purpose of qualifying any or all of the Offered Units under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show or any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and shall reimburse each Underwriter and each such director, officer, employee, controlling person, affiliate or any agent of any Underwriter promptly upon demand for any legal or other out-of-pocket expenses reasonably incurred by that Underwriter, director, officer, employee, controlling person, affiliate or any agent of any Underwriter in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show or any Blue Sky Application, in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 8(e). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any director, officer, employee, controlling person, affiliate or any agent of that Underwriter.

     (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its directors, officers and employees, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such directors, officers, employees or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show or Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show or Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 8(e). The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.
     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 8 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld, conditioned or delayed), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld, conditioned or delayed), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.
     (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other, from the offering of the Offered Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Units purchased under this Agreement (before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, on the one hand, bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Offered Units purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Offered Units underwritten by it exceeds the amount of any damages that such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.
     (e) The Underwriters severally confirm and the Company acknowledges and agrees that the statements regarding delivery of Offered Units by the Underwriters set forth on the cover page of, and the concession and reallowance figures and the paragraph relating to stabilization by the Underwriters appearing under the caption “Underwriting” in, the most recent Preliminary Prospectus and the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show.
          9. Defaulting Underwriters. If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Offered Units that the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of the Firm Units set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of the Firm Units set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Offered Units on such Delivery Date if the total number of Offered Units that the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 10.0% of the total number of Offered Units to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Offered Units that it agreed to purchase on such Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Offered Units to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Offered Units that the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to any Option Units Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Units) shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Section 6. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Offered Units that a defaulting Underwriter agreed but failed to purchase.
          Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other Underwriters are obligated or agree to purchase the Offered Units of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Pricing Disclosure Package, the Prospectus or in any other document or arrangement.
          10. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company prior to delivery of and payment for the Firm Units if, prior to that time, any of the events described in Sections 7(l), or 7(m)shall have occurred or if the Underwriters shall decline to purchase the Offered Units for any reason permitted under this Agreement.
          11. Reimbursement of Underwriters’ Expenses. If the Company shall fail to tender the Offered Units for delivery to the Underwriters (i) by reason of any failure, refusal or inability of the Company to perform any agreement on their respective parts to be performed, (ii) because any other condition to the Company’s or the Underwriters’ obligations hereunder required to be fulfilled by the Company is not fulfilled for any reason or (iii) because the Underwriters shall decline to purchase the Offered Units for any reason permitted under this Agreement, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including all fees and disbursements of counsel) reasonably incurred by Underwriters in connection with this Agreement and the proposed purchase of the Offered Units, and upon demand the Company shall pay the full amount thereof to the Representatives; provided, however, that if this Agreement is terminated pursuant to Section 7(m) (other than due to Section 7(m)(ii)) or pursuant to Section 9 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any Underwriter on account of those expenses.
          12. Research Analyst Independence. The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Underwriters’ investment banking divisions. The Company acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Company.
          13. No Fiduciary Duty. The Company hereby acknowledges that (a) the purchase and sale of the Offered Units pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriters and any affiliate through which it may be acting, on the other, (b) the Underwriters are acting as principal and not as an agent or fiduciary of the Company and (c) the Company’s engagement of the Underwriters in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the Company on related or other matters). The Company agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.
          14. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:
     (a) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York, Attention: General Counsel, Fax: 212-816-7912; and
     (b) if to the Company, shall be delivered or sent by mail or facsimile transmission to Linn Energy, LLC, 600 Travis Street, Suite 5100, Houston, Texas 77002, Attention: General Counsel, Fax: 281-840-4180.
Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representatives.
          15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (b) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.
          16. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Offered Units and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.
          17. Definition of the Terms “Business Day” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.
          18. Partial Enforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is, for any reason, determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable and to effect the original intent of the parties hereto.
          19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law rules thereof.
          20. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.
          21. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
          22. Amendments; Waivers. This Agreement may only be amended or modified in writing, signed by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.
[Remainder of page intentionally left blank]

     If the foregoing correctly sets forth the agreement between the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours, LINN ENERGY, LLC
By:	/s/ Kolja Rockov
Kolja Rockov
Executive Vice President and Chief Financial Officer

Signature Page to Underwriting Agreement

Accepted:
Citigroup Global Markets Inc.
Barclays Capital Inc.
RBC Capital Markets, LLC
UBS Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Credit Suisse Securities (USA) LLC
Raymond James & Associates, Inc.
Wells Fargo Securities, LLC
For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto

CITIGROUP GLOBAL MARKETS INC.
By:	/s/ Christopher B. Miller
	Name:	Christopher B. Miller
	Title:	Managing Director

BARCLAYS CAPITAL INC.
By:	/s/ Victoria Hale
	Name:	Victoria Hale
	Title:	Vice President

RBC CAPITAL MARKETS, LLC
By:	/s/ Lance Tupper
	Name:	Lance Tupper
	Title:	Managing Director

Signature Page to Underwriting Agreement

UBS SECURITIES LLC
By:	/s/ Michael Buckingham
	Name:	Michael Buckingham
	Title:	Director

By:	/s/ Howard Bornwell
	Name:	Howard Bornwell
	Title:	Associate Director

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
By:	/s/ John D. McCready
	Name:	John D. McCready
	Title:	Director

CREDIT SUISSE SECURITIES (USA) LLC
By:	/s/ Timothy E. Perry
	Name:	Timothy E. Perry
	Title:	Managing Director

RAYMOND JAMES & ASSOCIATES, INC.
By:	/s/ Bob Coble
	Name:	Bob Coble
	Title:	Vice President

WELLS FARGO SECURITIES, LLC
By:	/s/ David Herman
	Name:	David Herman
	Title:	Director

Signature Page to Underwriting Agreement

SCHEDULE 1

Underwriters	Number of Firm Units
Citigroup Global Markets Inc.	1,920,000
Barclays Capital Inc.	1,920,000
RBC Capital Markets, LLC	1,920,000
UBS Securities LLC	1,920,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	1,600,000
Credit Suisse Securities (USA) LLC	1,600,000
Raymond James & Associates, Inc.	1,600,000
Wells Fargo Securities, LLC	1,600,000
Robert W. Baird & Co. Incorporated	480,000
Stifel, Nicolaus & Company, Incorporated	480,000
Madison Williams and Company LLC	320,000
Morgan Keegan & Co., Inc.	320,000
Oppenheimer & Co. Inc.	160,000
Wunderlich Securities, Inc.	160,000

Total	16,000,000

Schedule 1 to Underwriting Agreement

SCHEDULE 2
FREE WRITING PROSPECTUSES
INCLUDED IN PRICING DISCLOSURE PACKAGE
1. Free Writing Prospectus filed by the Company with the Commission on February 28, 2011
Schedule 2 to Underwriting Agreement

SCHEDULE 3
INFORMATION INCLUDED IN PRICING DISCLOSURE PACKAGE
Number of Firm Units: 16,000,000
Price to the Public: $38.80 per Unit
Schedule 3 to Underwriting Agreement

SCHEDULE 4
Subsidiaries
Barron Operating LLC (Texas)
Linn Energy Holdings, LLC (Delaware)
Linn Exploration & Production Michigan LLC (Delaware)
Linn Exploration & Production Michigan Midstream LLC (Delaware)
Linn Gas Marketing, LLC (Delaware)
Linn Gas Processing MI LLC (Delaware)
Linn Midwest Energy LLC (Delaware)
Mid-Continent I, LLC (Delaware)
Mid-Continent II, LLC (Delaware)
Mid-Continent Holdings I, LLC (Delaware)
Mid-Continent Holdings II, LLC (Delaware)
Linn Exploration Midcontinent, LLC (Oklahoma)
Linn Energy Finance Corp. (Delaware)
Linn Operating, Inc. (Delaware)
Schedule 4 to Underwriting Agreement

EXHIBIT A
LOCK-UP LETTER AGREEMENT
Citigroup Global Markets Inc.
Barclays Capital Inc.
RBC Capital Markets, LLC
UBS Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Credit Suisse Securities (USA) LLC
Raymond James & Associates, Inc.
Wells Fargo Securities, LLC
As Representatives of the several
     Underwriters named in Schedule 1 to
     the Underwriting Agreement
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Ladies and Gentlemen:
     The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Linn Energy, LLC, a Delaware limited liability company (the “Company”), providing for the purchase by the Underwriters of a number (the “Offered Units”) of the Company’s units representing limited liability company interests (the “Units”), and that the Underwriters propose to reoffer the Offered Units to the public (the “Offering”).
     In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Citigroup Global Markets Inc., on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Units (including, without limitation, Units that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Units that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Units, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Units, (3) make any demand for or exercise any right or file or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Units or securities convertible into or exercisable or exchangeable for Units or any other securities of the Company or (4) publicly disclose the intention to do any of the foregoing, for a period commencing on the date hereof and ending on the 45th day after the date

A-1

of the Prospectus relating to the Offering (such 45-day period, the “Lock-Up Period”). Notwithstanding anything herein to the contrary, the foregoing sentence does not apply to (i) the sale of Units to the Underwriters, (ii) vesting of restricted units or net exercises of options to purchase Units or (iii) withholding of Units to pay income taxes upon the vesting of restricted Units under the Company’s long-term incentive plan in effect on the date hereof.
     In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.
     It is understood that, if the Company notifies the Underwriters that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Offered Units, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.
     The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.
     Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.
[Signature page follows]

A-2

          The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,
By:
Name:
Title:

Dated: _______________
[Signature Page to Lock-up Letter Agreement]

EXHIBIT B
FORM OF OPINION OF BAKER BOTTS L.L.P.
     1. Each of the Company and the Subsidiaries that are incorporated or organized in the State of Delaware or the State of Texas (the “DE/TX Subsidiaries”) is validly existing and in good standing as a corporation or limited liability company, as applicable, under the laws of its jurisdiction of incorporation or formation, as applicable, and is duly qualified to do business and in good standing as a foreign corporation or limited liability company, as applicable, in each of the jurisdictions listed on Exhibit A to such opinion.
     2. (a) The Company has the limited liability company power to execute and deliver, and perform its obligations under, this Agreement and (b) each of the Company and the DE/TX Subsidiaries has the corporate or limited liability company power, as applicable, to own, lease and operate its property and conduct its business as described in the Pricing Disclosure Package and the Prospectus. The Company has the limited liability company power to authorize, issue, sell and deliver the Offered Units as contemplated by this Agreement.
     3. This Agreement has been duly and validly authorized, executed and delivered by the Company.
     4. The Offered Units to be issued and sold by the Company to the Underwriters under this Agreement have been duly authorized in accordance with the Company’s limited liability company agreement and, upon payment and delivery in accordance with this Agreement, will be validly issued, fully paid (to the extent required under the Company’s limited liability company agreement) and non-assessable (except as such non-assessability may be affected by Section 18-607 of the Delaware LLC Act) and will conform in all material respects to the description thereof contained in the Pricing Disclosure Package and the Prospectus.
     5. The Delaware LLC Act does not grant holders of Units preemptive rights to subscribe for or purchase the Offered Units. Except as described in the Pricing Disclosure Package and the Prospectus, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any of the Offered Units pursuant to the Company’s certificate of formation, limited liability company agreement or the agreements filed as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and any Current Reports on Form 8-K filed since December 31, 2010 (collectively, the “Reviewed Agreements”).
     6. The execution and delivery of this Agreement by the Company, the consummation of the transactions contemplated by the Underwriting Agreement and the application of the proceeds from the sale of the Offered Units described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Prospectus do not, and the performance by the Company of its obligations under this Agreement will not, (a) result in any violation or breach of or result in a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under, the Reviewed Agreements or (b) result in any violation of any law, statute, order, rule or regulation known to us of any court or governmental agency or body or under the Delaware LLC Act, the Delaware General Corporation Law (the “DGCL”), the Texas Limited Liability Company Act (the “Texas LLC Act”) or federal law (the “Included Laws”).
     7. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (each, a “Filing”) is required under any of the Included Laws for the due execution and delivery of this Agreement by the Company and the performance by the Company of its obligations under this Agreement, except for (a) routine Filings necessary in connection with the conduct of the business of the Company and its Subsidiaries, including routine Filings required to be made under the Exchange Act, (b) such other Filings as have been obtained or made, (c) such Filings required under the Securities Act or the Exchange Act as provided in this Agreement, (d) Filings required to maintain corporate and similar standing and existence and (e) Filings required to be made under state securities or blue sky laws, antifraud laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc.
     8. The statements in each of the most recent Preliminary Prospectus and the Prospectus under the caption “Material Tax Consequences,” insofar as such statements constitute a summary of the United States federal tax laws referred to therein, as of the Applicable Time and the date of the Prospectus, in all material respects, are accurate and fairly summarize the United States federal tax laws referred to therein, subject to the qualifications and assumptions stated therein, it being understood that such counsel did not participate in the preparation of the registration statement on Form S-3 (Registration Statement No. 333-162357) or the accompanying prospectus dated October 6, 2009 (the “Base Prospectus”), as filed by the Company with the Commission under the Securities Act, and such counsel expresses no view as to the discussion set forth under the caption “Material Tax Consequences” in the Base Prospectus, which is entirely superseded by the statements under the caption “Material Tax Consequences” in the supplement included in each of the most recent Preliminary Prospectus and the Prospectus; and the opinion of such counsel that will be filed as Exhibit 8.1 to the Form 8-K to be filed with the Commission between the date of this Agreement and the initial Delivery Date is confirmed, and the Underwriters may rely upon such opinion as if it were addressed to them.
     9. The Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405 of the Rules and Regulations) that has been filed with the Commission not earlier than three years prior to the date of this Agreement; the Preliminary Prospectus was filed as a portion of the Registration Statement with the Commission pursuant to Rule 424(b) of the Rules and Regulations and the Prospectus was filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations on the date specified in such opinion; and, to the knowledge of such counsel, no order suspending the effectiveness of the Registration Statement has been issued, no notice of objection of the Commission to the use of such Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) of the Rules and Regulations has been received by the Company and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or in connection with the offering is pending or threatened by the Commission.

     10. The statements in each of the most recent Preliminary Prospectus and the Prospectus under the caption “Description of the Units,” insofar as such statements purport to summarize the legal terms of the Units (including the Offered Units) and the Company’s limited liability company agreement, fairly summarize such terms and such agreement in all material respects, subject to the qualifications and assumptions stated therein. The statements in each of the most recent Preliminary Prospectus and the Prospectus under the caption “Description of the Units,” insofar as such statements purport to summarize provisions of any law, statute, rule or regulation of or under any Included Law referred to therein, fairly summarize such laws, statutes, rules and regulations in all material respects, subject to the qualifications and assumptions states therein.
     11. The Company and its Subsidiaries are not, and after giving effect to the offering and sale of the Offered Units contemplated by this Agreement and the application of the net proceeds from such sale as described in the Pricing Disclosure Package and the Prospectus, the Company and its Subsidiaries will not be, required to register as an “investment company,” as such term is defined under the 1940 Act.
     12. The Third Amended and Restated Limited Liability Company Agreement of the Company dated as of September 3, 2010 has been duly authorized, executed and delivered by the Company and is a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms; provided that the enforceability thereof is subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting the rights and remedies of creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.
     In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Company and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to federal law, the Delaware LLC Act, the DGCL and the Texas LLC Act, (D) with respect to the opinions expressed in paragraph 1 above as to the due qualification or registration as a foreign corporation or limited liability company, as the case may be, of the Company and the DE/TX Subsidiaries, state that such opinions are based upon certificates of foreign qualification or registration provided by the Secretary of State of the applicable states (each of which will be dated not more than five days prior to such Delivery Date, as the case may be, and shall be provided to the Representatives), (E) with respect to the opinion expressed in paragraph 9 above as it relates to the absence of any stop orders suspending the effectiveness of the Registration Statement, state that such counsel has relied solely upon a telephone conference with the staff of the Commission on such Delivery Date with respect to the absence of issued stop orders or proceedings for that purpose, (F) state that they express no opinion with respect to any permits to own or operate any real or personal property, (G) state that they express no opinion with respect to the title of any of the Company or any of its Subsidiaries to any of their respective real or personal property nor with respect to the accuracy or descriptions of real or personal property, (H) state that they express no opinion with respect to state or local taxes or tax statutes to which the Company or any of its Subsidiaries may be subject and (I) state that they express no opinion as to the financial statements, including the notes thereto, and any other financial, pro forma financial and accounting data and reserve information contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus.
     In addition, such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that such counsel has reviewed the Registration Statement, the Pricing Disclosure Package and the Prospectus and has participated in conferences with officers and other representatives of the Company, with representatives of the Company’s independent registered public accounting firm and independent petroleum engineer and with your representatives and your counsel, at which the contents of the Registration Statement, the Pricing Disclosure Package, the Prospectus and related matters were discussed. The purpose of such counsel’s professional engagement was not to establish or confirm factual matters set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus, and such counsel has not undertaken to verify independently any of the factual matters in such documents. Moreover, many of the determinations required to be made in the preparation of the Registration Statement, the Pricing Disclosure Package and the Prospectus involve matters of a non-legal nature. Accordingly, such counsel is not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or included in the Registration Statement, the Pricing Disclosure Package and the Prospectus (except to the extent stated in paragraphs 8 and 10 above). Subject to the foregoing and on the basis of the information such counsel gained in the course of performing the services referred to above, such counsel advises you that:
     (a) the Registration Statement, on the latest Effective Date and on the applicable Delivery Date, and the Prospectus, when filed with the Commission pursuant to Rule 424(b) and on the applicable Delivery Date, appear on their face to be appropriately responsive in all material respects, with the requirements of the Securities Act and the Rules and Regulations;
     (b) the documents filed under the Exchange Act and incorporated by reference in the Pricing Disclosure Package and the Prospectus or any amendment thereof or supplement thereto (and in the case of any such incorporated document that was subsequently amended, such document as amended by the subsequently filed amendment) when they were filed (after giving effect to subsequent amendments, if applicable) with the Commission, appear on their face to be appropriately responsive in all material respects to the requirements of the Exchange Act and the applicable rules and regulations thereunder; and
     (c) nothing came to such counsel’s attention that caused it to believe that:
     (1) the Registration Statement, as of the latest Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
     (2) the Pricing Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or
     (3) the Prospectus, as of its date or as of the applicable Delivery Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
it being understood that in each case such counsel has not been asked to, and does not, express any belief with respect to (a) the financial statements and schedules or other financial, accounting or reserve information contained or included or incorporated by reference therein or omitted therefrom, (b) the summary reserve report of DeGolyer & MacNaughton and reserve information contained or included or incorporated by reference therein or omitted therefrom, or (c) representations and warranties and other statements of fact contained in the exhibits to the Registration Statement or to documents incorporated by reference therein.

EXHIBIT C
FORM OF OPINION OF GABLEGOTWALS
     1. Linn Exploration Midcontinent, LLC, an Oklahoma limited liability company (the “Oklahoma Company”), is a (a) limited liability company validly existing and in good standing under the laws of the State of Oklahoma with (b) full limited liability company power and authority to own, lease and operate its properties and conduct its business as described in the most recent Preliminary Prospectus and the Prospectus.
     2. The Oklahoma Company is existing and is in good standing in the State of Texas.
     3. All of the outstanding membership interests of the Oklahoma Company have been authorized and issued in accordance with the operating agreement attached as Exhibit 1 to the Opinion Support Certificate (the “Operating Agreement”) and are owned of record by Mid-Continent Holdings II, LLC, a wholly-owned subsidiary of the Company. The outstanding membership interests of the Oklahoma Company are owned free and clear of all liens, encumbrances and claims, except for (a) contractual restrictions on transfer contained in the applicable constituent documents and the Debt Instruments and (b) liens created under or pursuant to the Bank Credit Facility and other liens permitted under the Bank Credit Facility. No options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any membership interests of the Oklahoma Company are outstanding.
     In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Company and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to the Oklahoma Limited Liability Company Act, (D) with respect to the opinions expressed in paragraph 1 above as to the due qualification or registration as a foreign limited liability company, state that such opinions are based upon certificates of foreign qualification or registration provided by the Secretary of State of the applicable states (each of which will be dated not more than five days prior to such Delivery Date, as the case may be, and shall be provided to the Representatives), (E) state that they express no opinion with respect to any permits to own or operate any real or personal property, (F) state that they express no opinion with respect to the title of any of the Oklahoma Company to any of its respective real or personal property nor with respect to the accuracy or descriptions of real or personal property and (G) state that they express no opinion with respect to state or local taxes or tax statutes to which the Oklahoma Company may be subject.

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EXHIBIT D
FORM OF OPINION OF
GENERAL COUNSEL
     1. All of the outstanding Units of the Company have been duly authorized and validly issued, are fully paid (to the extent required under the Company’s limited liability company agreement) and non-assessable (except as such non-assessability may be affected by Section 18-607 of the Delaware LLC Act), conform to the description thereof contained in each of the most recent Preliminary Prospectus and the Prospectus and were issued in compliance with federal and state securities laws and not in violation of any preemptive right, resale right, right of first refusal or similar right. All of the Company’s options, warrants and other rights to purchase or exchange any Units have been duly authorized and validly issued, conform to the description thereof contained in each of the most recent Preliminary Prospectus and the Prospectus and were issued in compliance with federal and state securities laws.
     2. All of the outstanding membership interests or capital stock, as applicable, of the Subsidiaries (other than the Oklahoma Company, as to which such counsel expresses no view) have been authorized and issued in accordance with the limited liability company agreement or charter documents, as applicable, of such Subsidiary, are fully paid (to the extent required under the Company’s limited liability company agreement), non-assessable (except as such non-assessability may be affected by Section 18-607 of the Delaware LLC Act) and are owned directly or indirectly by the Company. To such counsel’s knowledge, (i) the outstanding membership interests or capital stock, as applicable, of the Subsidiaries (other than the Oklahoma Company, as to which such counsel expresses no view) owned by the Company are owned free and clear of all liens, encumbrances and claims, except for (a) contractual restrictions on transfer contained in the applicable constituent documents and the Debt Instruments and (b) liens created under or pursuant to the Bank Credit Facility and other liens permitted under the Bank Credit Facility; and (ii) no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any membership interests or capital stock of the Subsidiaries (other than the Oklahoma Company, as to which such counsel expresses no view) are outstanding.
     3. Such counsel knows of no material legal or governmental actions, suits or proceedings pending or threatened against the Company or any Subsidiary which would be required by the Securities Act to be disclosed in the Registration Statement except as set forth in the Pricing Disclosure Package and the Prospectus. To such counsel’s knowledge, other than as set forth in the Pricing Disclosure Package and the Prospectus, there are no legal or governmental proceedings pending to which the Company or its Subsidiaries are a party or of which any property of the Company or any Subsidiary is the subject which are likely to result in, individually or in the aggregate, a Material Adverse Effect. Other than as set forth in the Pricing Disclosure Package and the Prospectus, to such counsel’s knowledge, no such proceedings have been overtly threatened in writing by governmental authorities or by others, which have not been resolved.

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     4. To such counsel’s knowledge, there are no contracts or agreements between the Company and any person granting such person the right to require the Company to register any securities of the Company owned or to be owned by such person pursuant to the Registration Statement.
     In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Company and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof and that the signatures on all documents examined by them are genuine, (C) state that her opinion is limited to federal laws, the Delaware LLC Act, the DGCL and the Texas LLC Act, (D) state that she expresses no opinion with respect to any permits to own or operate any real or personal property, (F) state that she expresses no opinion with respect to the title of any of the Company or any of its Subsidiaries to any of their respective real or personal property nor with respect to the accuracy or descriptions of real or personal property and (G) state that she expresses no opinion with respect to state or local taxes or tax statutes to which the Company or any of its Subsidiaries may be subject.

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